(on Country Financial letterhead)






August 27, 2004






As a valued customer, we are pleased to provide you with the semi-annual reports for the investment options offered under your variable product from COUNTRY Investors Life Assurance Company. These reports provide an update on each portfolios performance as of June 30, 2004. Portfolio performance does not take into account the fees charged under the contract. If those fees had been included, the performance for the portfolios would have been lower.

As always, remember past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your contract, please do not hesitate to call your registered representative.

We appreciate and value your business and look forward to serving you again in the future.


COUNTRY Investors Life Assurance Company























LCI